AGA Financial Forum Orlando April 30, 2007 Energy / Growth / Leadership Exhibit 99

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This presentation contains statements concerning NU’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, a listener can identify these forward-looking statements by words such as “estimate”, “expect”, “anticipate”,
“intend”, “plan”, “believe”, “forecast”, “should”, “could”, and similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements.  Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions by state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels and timing of capital expenditures; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive electricity positions; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the
Securities and Exchange Commission.  We undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made.

3 Agenda for Today First quarter 2007 results 2007 guidance Regulated investment strategy Rate cases Legislative update

$41.9
$12.7
-$62.6
-$10.1
$48.2
$15.9
$6.2
$4.8
$75.1
-$2.1
($80.0)
($60.0)
($40.0)
($20.0)
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
1Q 2006
1Q 2007
2007 Results
Distribution and
Regulated
Generation
Transmission Parent/Other Competitive
Total

5 $23.4 $2.5 $11.8 $20.6 $8.1 $5.9 $13.6 $4.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2006 2007 Distribution/Regulated Generation Results CL&P PSNH WMECO Yankee Gas

2007 Guidance
Primary Drivers
2006 Actual 2007 Guidance In 2007
Distribution/Regulated
Generation $0.75* $0.80 - $0.90 PSNH, Yankee Gas, WMECO
rate case resolution, retail
sales
Transmission $0.39 $0.50 - $0.60 Increased investment
Parent & Other Affiliates $0.02 $0.00 - $0.05 Cash from generation sale
Total, Excluding
Competitive Businesses $1.16 $1.30 - $1.55 All the above
*Excludes CL&P PLR and impact of competitive generation sale

2007-2011 Projected Capital Expenditures
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Distribution Capex
Transmission Capex
2006 Actual 2007 2010 2011 2008 2009
$908*
$779*
$874*
$1,183*
$1,126*
$880*
*Excludes approximately $18 million per year at corporate service companies

Projected Distribution and Regulated Generation Year-End Rate Base
$1,765
$1,964
$2,083
$2,220
$2,359
$2,466
$868
$974
$1,092
$1,153
$1,225
$1,293
$340
$367
$388
$406
$422
$436
$493
$646
$655
$656
$669
$679
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2006 2007 2008 2009 2010 2011
CL&P PSNH WMECO Yankee Gas
Projected
Distribution &
Generation
Rate Base
CAGR of 7%

Major Distribution/Regulated Generation Projects
Yankee Gas’s 1.2 Bcf liquid natural gas
production facility in Waterbury, CT
$108 million cost
More than 91 percent complete
LNG expected to be injected in June
Scheduled to be in service for 2007-
2008 heating season
Will enhance reliability, help insulate
customers from price volatility
Conversion of PSNH’s 50 MW Schiller
unit in Portsmouth, NH from coal to wood
$74 million cost
Commenced operation in December
Enhances fuel diversity, reduces sulfur,
NOx, mercury emissions

Growing Transmission Business
59.8 41.1 28.2 Net income
(1.2) (1.4) (1.3) Preferred dividends
6.8 6.6 1.9 Other income, net
(16.4) (12.5) (8.9) Income tax expense
(22.0) (14.4) (12.0) Interest, net
92.6 62.8 48.5 Operating income
(93.6) (80.7) (70.6) Other operating
(29.8) (24.0) (21.6) D&A
$216.0 $167.5 $140.7 Revenues
2006 2005 2004 (in $ millions)

The Next Five Years:  Transmission Capital Expenditures
$0.00
$100.00
$200.00
$300.00
$400.00
$500.00
$600.00
$700.00
$800.00
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Other
NEEWS
Major Southwest CT
Historic Forecast
Up To $2.5 Billion
$1,062 Million
$1.1 Billion of major
SW CT projects in
2007-2011 forecast
period; $1.65 billion
in total
NEEWS,
Springfield projects
estimated at $710
million during the
2007-2011 forecast
period

Projected Transmission Year-End Rate Base
$840
$2,117
$2,218
$2,461
$140
$175
$276
$282
$335
$325
$75
$80
$132
$173
$208
$239
$1,512
$1,173
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2006 2007 2008 2009 2010 2011
CL&P PSNH WMECO
Transmission
Rate Base
2006-2011
CAGR of 23%
*Reflects FERC approved 50% CWIP for southwest CT projects
*
*
*

21 miles 345kV
(56% underground)
10 miles 115kV
(100% underground)
Completed October
2006 at a cost of $340
million
Four Major SW Connecticut Projects – A $1.65 Billion Investment
SWCT improvements have been a top priority in each of
ISO-NE’s last four regional transmission expansion plans. Our four major projects there total about $1.65 billion in investment.
50% of CT
Load
Bethel-Norwalk
345 kV Underground
& Overhead
$350 Million
Middletown-Norwalk 345 kV
Underground & Overhead
$1,047 Million (NU Share)
Glenbrook Cables
115 kV underground
$183 Million
9 miles 115kV underground
Projected in-service date:  2008
30% complete
Long Island Cable
138 kV cross sound
$72 Million (NU share)
11 miles 138kV submarine cable
Joint project with LIPA
Projected in-service date:  2008
33% complete
69 miles 345kV  (35% underground)
57 miles 115kV  (1% underground)
Joint project with United Illuminating
Projected in-service date:  2009
24% complete

Holyoke
Chicopee
Ludlow
West Springfield
Springfield
Agawam
INTERSTATE 91
INTERSTATE 90
INTERSTATE 90
INTERSTATE 91
Substation
Major Substation Upgrade
Overhead Line (Rebuild/Reconductor)
Underground (New/Reconductor)

Northeast Utilities System

14 Springfield 115-kV Projects

Greater Springfield Reliability Project
Interstate Reliability Project
Rhode Island Reliability Project
Central Connecticut Reliability Project
LUDLOW
AGAWAM
NORTH BLOOMFIELD
FROST BRIDGE
MILLBURY
WEST FARNUM
LAKE ROAD
CARD
KENT COUNTY

Northeast Utilities System

15 Preferred Routes For NEEWS Have Been Selected The four 345-kV components, identified to date, are:

Ability To Finance Growth
$3,268
$116
$2,817
Total Debt Preferred Stock Common Equity
3/31/07
Strong balance sheet
Strong cash and liquidity position
Strong access to capital
Approximately $450 million of NU parent
cash available for investment in utilities
$1 billion unused bank, accounts
receivable lines
Solid credit ratings at parent, subsidiaries
Successful debt financings
Minimal equity requirements

Rate Case Update
• Tariffs forward-looking and
adjusted every 6 months
with trueups
• All 3 distribution companies
have transmission trackers
(assuming PSNH settlement
approval)
• FERC set going-forward
New England ROE at
10.94% plus 0.50% for
joining an RTO and 1.0%
for new regional
transmission
Still subject to
rehearing
FERC incentive
philosophy reaffirmed
April 19, 2007
• Joint settlement filed before
NHPUC in February
• Effective 7/1/07
• 9.67% ROE
• Transmission tracker
• $24.5 temporary increase
effective 7/1/06 made
permanent
• Additional $37.7 million
estimated increase on
7/1/07
• $26.5 million for distribution
• $11.2 million for
transmission
• $8.8 million to recoup
revenues not collected
between 7/1/06 and 6/30/07
• Filed for $68 million base
rate increase in December
2006
• Net increase of $37 million
due to lower pipeline,
commodity charges due to
LNG facility, tax abatement
• Expected to be effective
7/1/07
• Settlement negotiations in
progress
Transmission PSNH Yankee Gas

Legislative Update
Connecticut
2005:  Energy Independence Act
Grants/loans for customer-side generation
$200/kw one-time incentives to host utilities
15-year capacity-only conventional generation contracts with utilities
$25/kw one-time incentives to utilities
Winning bids announced April 23; final contract approval set for August 15, 2007 (CHECK)
2007:  Legislation
Governor and legislative leadership identified energy as one of top 3 priorities
Focus initially on conservation, renewable energy, incenting new generation, possible tax reductions
Session ends June 6
New Hampshire
2006:  Legislation
Approved enabling bill to install scrubber at Merrimack by 7/1/13
2007:  Legislation
Renewable portfolio standard rules have passed the House
Senate has approved bill to encourage northern New Hampshire transmission upgrades, develop new rules for siting renewable facilities, direct Energy Policy Committee to examine utility-owned renewable generation

NU’s Transformation Producing Solid Results, Prospects
Financial performance consistent with projections
Transmission business is growing rapidly to meet customer
needs
Distribution results improving as reasonable rate case outcomes are implemented
Additional infrastructure needs being identified
Financial flexibility is significantly improved